                                   EXHIBIT A

                                   AGREEMENT

                         JOINT FILING OF SCHEDULE 13D



                  The undersigned hereby agrees to jointly prepare and file with regulatory authorities a Schedule 13D and any future amendments thereto reporting each of the undersigned's ownership of securities of ImmunoTherapeutics, Inc. and hereby affirm that such Schedule 13D is being filed on behalf of each of the undersigned.



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                        ARIES FINANCIAL SERVICES, INC.
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
Dated:            June 21, 1996
                  New York, NY                           By /s/ Dr. Lindsay A. Rosenwald
                                                            ----------------------------
                                                           Dr. Lindsay A. Rosenwald
                                                               President


                                                        ARIES DOMESTIC FUND, L.P.
                                                        By Aries Financial Services, Inc.
                                                             General Partner


Dated:            June 21, 1996
                  New York, NY                           By /s/ Dr. Lindsay A. Rosenwald
                                                            ----------------------------
                                                           Dr. Lindsay A. Rosenwald
                                                               President


                                                         THE ARIES TRUST
                                                         By Aries Financial Services, Inc.
                                                            Investment Manager

Dated:            June 21, 1996
                  New York, NY                           By /s/ Dr. Lindsay A. Rosenwald
                                                            ----------------------------
                                                           Dr. Lindsay A. Rosenwald
                                                               President


Dated:            June 21, 1996
                  New York, NY                          By  /s/ Dr. Lindsay A. Rosenwald
                                                           -----------------------------
                                                           Dr. Lindsay A. Rosenwald



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